SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                           FORM 8-K

                         CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934






Date of Report (Date of earliest event reported): June 25, 1997


                        The Stanley Works
    (Exact name of registrant as specified in charter)


  Connecticut            1-5224             06-058860
(State or other        (Commission        (IRS Employer
jurisdiction of        File Number)     Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(860) 225-5111



                         Not Applicable
(Former name or former address, if changed since last report)










                  Exhibit Index is located on Page 4

                          Page 1 of 8 Pages

     Item 5.     Other Events.


      1. On June 25, 1997, the Registrant issued a communication relating to an analyst meeting in New York City. Attached as Exhibit
    (20)(i) is a copy of the Registrant's communication:

       Item 7.   Financial Statements and Exhibits.

           (c)  (20) (i)  Communication dated June 25, 1997
                          relating to an analyst meeting in New York
                          City on July 18, 1997.







































                            Page 2 of 8 Pages



                              SIGNATURE




 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized


                               THE STANLEY WORKS



                              By:    Stephen S. Weddle
                              Name:  Stephen S. Weddle
                              Title: Vice President, General
                                     Counsel and Secretary



Date: June 25, 1997





























                             Page 3 of 8 Pages





                              EXHIBIT INDEX
                       Current Report on Form 8-K
                            Dated June 25, 1997



        Exhibit No.                              Page

         20(i)                                   5-8



































                            Page 4 of 8 Pages